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                                                                    EXHIBIT 10.3

                             WHITTAKER CORPORATION
                AMENDED AND RESTATED 1992 STOCK OPTION PLAN FOR
                            NON-EMPLOYEE DIRECTORS

          SECTION 1.  Purpose.  The purposes of the Plan are to attract and
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retain highly qualified individuals to serve as directors of the Company, to encourage non-employee directors to acquire an equity interest in the Company in order to align more closely the interests of directors with those of the Company's stockholders, and to compensate non-employee directors for their contributions to the Company's growth and profitability.

          SECTION 2.  Definitions.  As used in the Plan, the following terms
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shall have the meanings set forth below:

          "Board" shall mean the Board of Directors of the Company.

          "Business Day" shall mean any day except a Saturday, Sunday or other day on which the New York Stock Exchange is authorized by law to close.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Company" shall mean Whittaker Corporation, and any successor thereto.

          "Eligible Director" shall mean each director of the Company who is not an employee of the Company or any of its affiliates.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean, (i) with respect to the Shares, as of any date, the last reported sales price regular way on the New York Stock Exchange or, if not reported for the New York Stock Exchange, on the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange and
(ii) with respect to any property other than the Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board.

          "Option" shall mean either a "Fixed Option" or a "Formula Option" granted under Section 5 of the Plan.

          "Option Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option, which may, but need not, be executed or acknowledged by a Participant.

          "Participant" shall mean any Eligible Director granted an Option under the Plan.
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          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Plan" shall mean this Whittaker Corporation 1992 Stock Option Plan for Non-Employee Directors, as amended and restated on January 24, 1997.

          "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

          "Shares" shall mean the common shares of the Company, $.01 par value.

          "Termination Date" shall mean the earlier to occur of (i) the first business day in January of the year [2007] and (ii) the date the Shares are de-listed from the New York Stock Exchange.

          SECTION 3.  Administration.  The Plan shall be administered by the
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Board. Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan.

          SECTION 4.  Shares Available for Options.
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          (a)  Shares Available.  Subject to adjustment as provided in Section
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     4(b):

          (i)  Calculation of Number of Shares Available.  The number of Shares
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     with respect to which Options may be granted under the Plan shall be one hundred and fifty thousand (150,000). If, after the effective date of the Plan, any Shares covered by an Option granted under the Plan are forfeited, or if an Option otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Shares covered by such Option, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Options may be granted.

          (ii) Sources of Shares Deliverable Under Options.  Any Shares
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     delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

          (b)  Adjustments.  The number and type of Shares with respect to which
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Options may be granted, the number and type of Shares subject to each Option to be granted, the number and type of Shares subject to outstanding Options, and the grant or exercise price with respect to any Option shall be appropriately adjusted by the Board in order to prevent reduction or enlargement of the benefits of Options that would otherwise result from any extraordinary dividend or other distribution (whether in the form of cash, securities, or other property), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination,

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repurchase, or exchange of Shares, issuance of warrants or other rights to purchase Shares, at a price below fair market value or other similar corporate event.

          SECTION 5.  Options.
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          (a) Fixed Options.  On the date of each annual meeting of the
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Company's stockholders, each Eligible Director who is a member of the Board on such date shall be granted an Option (the "Fixed Option") to acquire one thousand (1,000) Shares.

          (b) Formula Options.  On the date of each annual meeting of the
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Company's stockholders, each Eligible Director who is a member of the Board on such date shall be granted an Option (the "Formula Option") to acquire a number of Shares based upon the following formula: (x) one hundred fifty percent (150%) of the Eligible Director's basic annual fee as a member of the Board for the twelve (12) month period beginning upon the date of grant of such Option, divided by (y) the product of the "Black-Scholes Percentage" (as defined below) and the Fair Market Value of a Share on the date of grant of such Option. For the purposes of the foregoing formula, the "Black-Scholes Percentage" shall be the percentage obtained by dividing (x) the value of a Formula Option, as determined by the Board, for one (1) Share under the Black-Scholes option pricing model using the historical price volatility of the Shares during the five (5) year period immediately preceding the date of the grant of such Option, by (y) the Fair Market Value of one (1) Share on the date of grant of such Option.

          (c)  Exercise Prices.  The exercise price per Share under an Option
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shall be the per Share Fair Market Value on the date of grant of such Option.

          (d)  Time and Method of Exercise.  Except in the case of the death of
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a Participant, any Fixed Option granted pursuant to the Plan shall not be exercisable until the date which is six months from the date of grant of such Option. Except in case of the death of a Participant, any Formula Option granted pursuant to the Plan shall not be exercisable until the date which is one (1) year from the date of grant of such Option. In the case of the death of a Participant, any Fixed Option or Formula Option held by such Participant that is not then exercisable shall be immediately exercisable.

          (e)  General.
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          (i)  Limits on Transfer of Options.
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               (A)  Each Option and each right under any Option, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative.

               (B) No Option and no right under any such Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation,

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          pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a
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          beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale transfer or encumbrance.

          (ii) Term of Options.  Subject to Section 5(c)(v), each Option shall
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     expire ten years from its date of grant.

          (iii) Share Certificate.  Certificates for Shares to which a
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     Participant is entitled pursuant to the exercise of any Option shall not be delivered until the Board determines that such delivery will comply with all applicable rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares are then listed, and any applicable federal or state laws. Upon delivery, all such certificates shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or such rules, regulations, requirements and laws. The Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (iv) Delivery of Shares and Payment of Participant of Consideration.
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     No Shares shall be delivered pursuant to the exercise of any Option until payment in full of any amount required to be paid pursuant to the Plan or the applicable Option Agreement is received by the Company. The holder may make such payment in cash, cash equivalents or, in whole or in part, in Shares; provided that the combined value of any cash or cash equivalents and the Fair Market Value of any Shares tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan and the applicable Option Agreement to the Company.

          (v)  Termination of Service.  If a Participant's service as an
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     Eligible Director is terminated for any reason, including death, any Option held by such Participant shall remain exercisable for one (1) year after such termination, but in no event beyond the expiration date of such Option. Upon the expiration of such one (1) year period, any unexercised Options held by such Participant shall be canceled.

          SECTION 6.  Amendment and Termination.  Except to the extent
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prohibited by applicable law and unless otherwise expressly provided in an
Option Agreement or in the Plan:

          (a)  Amendments to the Plan.  The Board may amend, alter, suspend,
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discontinue, or terminate the Plan; provided that any such amendment, alteration, suspension, discontinuation, or termination that would materially impair the rights of any Participant or a beneficiary thereof as to any outstanding Option shall not to that extent be effective without the approval of the affected Participant or beneficiary; and provided further that
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notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

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          (i) increase the total number of Shares available for Options under the Plan, except as provided in Section 4 of the Plan;

          (ii) permit Options encompassing rights to purchase Shares to be granted with per Share exercise or purchase prices of less than the Fair Market Value of a Share on the date of grant thereof; or

          (iii) otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act.

          (b)  Correction of Defects, Omissions and Inconsistencies.  Subject to
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Section 6(a), the Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Option or Option Agreement in the manner and to the extent it shall deem necessary to carry the Plan into effect. In the event of a conflict between any term or provision contained in an Option or an Option Agreement and a term or provision contained in the Plan, the applicable terms and conditions of the Plan shall govern and prevail.

          SECTION 7.  General Provisions.
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          (a)  Withholding.  The Company is hereby authorized to withhold from
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any transfer of Shares pursuant to the exercise of an Option or from any compensation or other amount owing to a Participant the amount (in cash, Shares or other property) of any applicable withholding taxes in respect of the exercise of an Option or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Without limiting the foregoing, a Participant may elect to satisfy any tax withholding obligations that may arise upon the exercise of an Option by directing the Company to withhold a number of Shares otherwise deliverable upon such exercise having a Fair Market Value equivalent to the amount of such obligation.

          (b)  No Limit on Other Compensation Arrangements.  Nothing contained
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in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (c)  Governing Law.  The validity, construction, and effect of the
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Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

          (d)  Severability.  If any provision of the Plan or any Option is or
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becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially

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altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

          (e)  No Trust or Fund Created.  Neither the Plan nor any Option shall
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create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company.

          (f)  No Fractional Shares.  No fractional Shares shall be issued or
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delivered pursuant to the Plan or any Option, and the Board shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (g)  Headings.  Heading are given to the Sections and subsections of
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the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 8.  Effective Date of Plan.  The Plan was effective as of June
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28, 1991, and was approved by the Company's stockholders at their annual meeting on March 27, 1992. The Amended and Restated Plan shall be effective as of January 1, 1997, subject to its being approved by the Company's stockholders at their annual meeting on April 4, 1997. In the event the Company's stockholders do not so approve the Amended and Restated Plan, the Plan, as approved by the Company's stockholders at their annual meeting on March 27, 1992, shall remain in full force and effect, and the Amended and Restated Plan shall be of no further force or effect.

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